UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

SCHEDULE 14A
Rule 14a-101
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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PINGTAN MARINE ENTERPRISE LTD.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 9, 2015

Dear Shareholder:

You are invited to attend the Annual General Meeting of Shareholders of Pingtan Marine Enterprise Ltd. on Friday, November 20, 2015, at 10:00 AM, local time, at the Company’s headquarters located at 18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC, 350001. Registration will begin at 9:00 AM, local time.

Details of the business to be conducted at the Annual General Meeting are included in the attached Notice of Annual General Meeting of Shareholders and Proxy Statement.

Whether or not you plan to attend in person, your vote is important and you are encouraged to vote promptly. If you received a paper copy of the proxy card by mail, you may sign, date and return the proxy card in the enclosed envelope. If you attend the Annual General Meeting, you may revoke your proxy and vote in person.

Very truly yours,

Xinrong Zhuo
Chairman of the Board of Directors
and Chief Executive Officer

PINGTAN MARINE ENTERPRISE LTD.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 20, 2015

November 9, 2015

TO THE SHAREHOLDERS OF PINGTAN MARINE ENTERPRISE LTD.:

You are cordially invited to attend the annual general meeting of shareholders of Pingtan Marine Enterprise Ltd., a Cayman Islands company (“we,” “us”, the “Company” or “Pingtan Marine”), to be held on November 20, 2015 at 10:00 AM, local time, at the Company’s headquarter located at 18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC, 350001. At this year’s annual general meeting, we are asking shareholders to:

1.       Elect two Class C directors named in the attached Proxy Statement to serve for a three-year term to expire at the 2018 annual general meeting of shareholders or until his successor is duly elected and qualified;

2.       Ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015; and

3.       Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “for” the director nominees and for each proposal listed above.

This notice of meeting, Proxy Statement, proxy card and copy of the Annual Report to Shareholders for the year ended December 31, 2014 are being distributed on or about November 10, 2015. The foregoing items of business are more fully described in the attached Proxy Statement. Shareholders of record at the close of business on November 5, 2015, the record date, are entitled to notice of and to vote at the annual general meeting and any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Xinrong Zhuo
Chairman of the Board and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIAL
FOR THE ANNUAL GENERAL MEETING TO BE HELD ON NOVEMBER 20, 2015
The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report are available on the internet at: http://www.astproxyportal.com/ast/17096

PINGTAN MARINE ENTERPRISE LTD.
18/F, Zhongshan Building A,
No. 154 Hudong Road
Fuzhou, P.R.C. 350001

PROXY STATEMENT

2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS

This Proxy Statement and accompanying proxy was first mailed to shareholders on or about November 10, 2015, in connection with the solicitation of proxies by the Board of Directors (“Board”) of Pingtan Marine Enterprise Ltd., a Cayman Islands company (“we,” “us,” the “Company” or “Pingtan Marine”), for use at the annual general meeting of shareholders to be held on Friday, November 20, 2015, at 10:00 AM, local time, at the Company’s headquarter located at 18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC, 350001, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual General Meeting of Shareholders (the “Annual General Meeting”). Our telephone number at our principal executive offices is +86 591-8727-1266.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date and Share Ownership

Shareholders of record at the close of business on November 5, 2015, which date is referred to herein as the record date, are entitled to notice of and to vote at the Annual General Meeting. As of the “record date,” 79,055,053 shares of our ordinary shares were issued and outstanding and held of record by approximately 209 shareholders of record.

A list of these shareholders will be available for inspection during ordinary business hours at our principal executive offices, at 18/F, Zhongshan Building A, No. 154 Hudong Road, Fuzhou, P.R.C. 350001 for at least ten days prior to the annual general meeting. The list will also be available for inspection at the Annual General Meeting.

Voting, Solicitation and Revocability of Proxy

Registered shareholders can vote by mail. If your shares are held in the name of a bank, broker or other nominee, follow the voting instructions on the form you receive from your bank, broker or other nominee.

In order to ensure that your vote is counted, please return your proxy card, properly signed, and the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted in line with the Board’s recommendations for Proposals 1 and 2.

You may revoke your proxy at any time before it is voted at the Annual General Meeting by executing a later-voted proxy by mail, by voting by ballot at the Annual General Meeting, or by providing written notice of the revocation to our Secretary at our principal executive offices.

IMPORTANT: All shareholders are cordially invited to attend the annual general meeting in person. To assure your representation at the annual general meeting, you are urged to vote your shares by signing and returning the enclosed proxy card as promptly as possible in the enclosed self-addressed envelope. Any shareholder attending the annual general meeting may vote in person even if he or she returned a proxy. However, if a shareholder’s shares are held of record by a broker, bank or other nominee and the shareholder wishes to vote at the annual general meeting, the shareholder must obtain from the record holder a proxy issued in his or her name.

Your vote is important. Accordingly, regardless of whether you plan to attend the Annual General Meeting, you are urged to vote by signing and returning the accompanying proxy card.

Attendance at the Annual General Meeting is generally limited to our shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification, such as a driver’s license, in order to attend the Annual General Meeting in person. In addition, if you hold ordinary shares in “street name” and would like to attend the Annual General Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on the record date, however, those who hold shares in “street name” cannot vote their shares at the meeting. If your shares are held in “street name” in a brokerage account by a bank, broker or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, bank or nominee how to vote and you also are invited to attend the Annual General Meeting. However, because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the bank, broker, or nominee that holds your shares, giving you the right to vote the shares at the Annual General Meeting.

If you do attend, you may vote by ballot at the Annual General Meeting, thereby canceling any proxy previously given. However, attendance at the Annual General Meeting will not revoke a proxy unless you actually vote in person at the Annual General Meeting.

In the event that any matter not described in this Proxy Statement properly comes before the Annual General Meeting, the proxy holders named in the accompanying proxy will vote the shares represented by the proxy in their discretion. As of the date of this Proxy Statement, we are not aware of any other matter that might be presented at the Annual General Meeting.

Each ordinary share outstanding on the record date is entitled to one vote. The holders of a majority of our ordinary shares entitled to vote at the meeting as of the record date, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual General Meeting. Shareholders may withhold authority to vote for one or more of the nominees for director and may abstain on one or more of the other matters that may come before the Annual General Meeting. If, however, a quorum is not present or represented, the Annual General Meeting may be adjourned, to a time and place at the discretion of the directors.

Assuming a quorum is present, under Cayman Islands law and our Amended and Restated Memorandum and Articles of Association, the affirmative vote of the holders of a simple majority of the issued and outstanding ordinary shares present and voting at the meeting is required to elect the director nominees and to approve the ratification of appointment of the auditors.

The inspector of election appointed for the Annual General Meeting will determine the existence of a quorum and will tabulate the votes cast at the Annual General Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” (shares held by a bank, broker or other nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will be counted by us as present at the Annual General Meeting. Abstentions and broker non-votes, however, do not technically constitute a “vote cast” (affirmatively or negatively) on any matter and thus will be disregarded in the calculation of votes cast and whether shareholder approval of the matter has been obtained. Therefore, an abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted as present at the Annual General Meeting in determining the presence of a quorum.

Under the NASDAQ rules regulating banks, brokers or other nominees and under applicable rules of the U.S. Securities and Exchange Commission, or the Commission, brokers, banks or other nominees that have not received voting instructions from a customer ten days prior to the meeting date may only vote the customer’s shares in discretion of the bank, broker or other nominee on proposals regarding “routine” matters. However, without your specific instructions, your bank, broker, or other nominee may not vote your shares in the election of directors.

The cost of soliciting proxies will be borne by us. In addition to the solicitation of proxies by mail, we may utilize some of the officers and employees (who will receive no compensation in addition to their regular salaries), to solicit proxies personally and by telephone. Currently, we do not intend to retain a solicitation firm to assist in the solicitation of proxies. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their expenses in so doing.

MATTERS TO BE CONSIDERED AT THE ANNUAL GENERAL MEETING

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

General

In accordance with our Amended and Restated Memorandum and Articles of Association, our Board is currently divided into three classes, each of which generally serves for a term of three years, with only one class of directors being elected in each year. Each director serves from the date of his election until the end of his term and until his successor is elected and qualified.

Xing An Lin and Lin Lin have been nominated as candidates for election as Class C directors. See “Information Concerning Director Nominees” under the section “Board of Directors and Executive Officers” for further information about the director nominees. If elected, the Class C directors will hold office until the third anniversary of the Annual General Meeting and until their successors are elected and qualified. Unless authority is withheld, the proxies solicited by the board of directors will be voted “FOR” the election of the nominees. In case any nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.

Vote Required

The election of the nominees requires the holders of a simple majority of the issued and outstanding ordinary shares present and voting at the Annual General Meeting vote “FOR” the proposal, assuming a quorum is present.

You may vote in favor or against any or all nominees and you may also withhold your vote as to any or all of the nominees.

Recommendation of Our Board

Our Board recommends that Pingtan Marine shareholders vote “FOR” the election of the nominees listed above.

PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF BDO CHINA SHU LUN PAN CERTIFIED PUBLIC ACCOUNTANTS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015

The Audit Committee has recommended the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. BDO China Shu Lun Pan Certified Public Accountants LLP has served as the Company’s independent accountant since September 1, 2014. The shareholders are being requested to ratify the reappointment of BDO China Shu Lun Pan Certified Public Accountants LLP at the Annual General Meeting. The Company anticipates that a representative of BDO China Shu Lun Pan Certified Public Accountants LLP will attend the Annual General Meeting to make a statement and to respond to the appropriate shareholder questions.

Fees to Independent Registered Public Accounting for Fiscal Years 2014 and 2013.

The following is a summary of the fees billed to the Company by its principal independent registered accounting firm for professional services rendered for the years ended December 31, 2014 and 2013.

	Year ended December 31,
	2014	2013
Audit Fees	$438,000	$214,000
Audit-Related Fees	$42,000	$18,500
Tax Fees	—	—
All Other Fees	—	—
Total	$480,000	$232,500

“Audit Fees” consisted of the aggregate fees billed for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q and for any other services that were normally provided in connection with our statutory and regulatory filings or engagements.

“Audit Related Fees” consisted of the aggregate fees billed for professional services rendered for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not otherwise included in Audit Fees.

“Tax Fees” consisted of the aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning. Included in such Tax Fees were fees for preparation of our tax returns and consultancy and advice on other tax planning matters.

“All Other Fees” consisted of the aggregate fees billed for products and services provided and not otherwise included in Audit Fees, Audit Related Fees or Tax Fees.

Pre-Approval Policies and Procedures

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by our auditors must be approved in advance by our Board of Directors to assure that such services do not impair the auditors’ independence from us. In accordance with its policies and procedures, our Board of Directors pre-approved the audit and non-audit service performed by BDO China SHU LUN PAN Certified Public Accountants LLP for our consolidated financial statements as of and for the year ended December 31, 2014.

Vote Required

Approval of this resolution shall be determined by a simple majority of the issued and outstanding ordinary shares present and voting at the Annual General Meeting, assuming a quorum is present.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2014. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee consists of three members: XingAn Lin, Zengbiao Zhu and Lin Lin. All of the members are independent directors under the NASDAQ and SEC audit committee structure and membership requirements. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board.

The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibility of reviewing the financial information that will be provided to shareholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company’s independent registered public accounting firm and internal audit department, evaluating the Company’s accounting policies and the Company’s system of internal controls that management and the Board have established, and reviewing significant financial transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2014 with the Company’s management and BDO China Shu Lun Pan Certified Public Accountants LLP, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with BDO China Shu Lun Pan Certified Public Accountants LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The Audit Committee also has received and reviewed the written disclosures and the letter from BDO China Shu Lun Pan Certified Public Accountants LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO China Shu Lun Pan Certified Public Accountants LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO China Shu Lun Pan Certified Public Accountants LLP its independence from the Company.

Based on the Audit Committee’s review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors

XingAn Lin
Zengbiao Zhu
Lin Lin

Recommendation

Our Board unanimously recommends a vote “FOR” approval of the foregoing resolution. Proxies will be so voted unless shareholders specify otherwise in their proxies.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Name	Age	Class and Year in Which Term Will Expire if Re-elected	Position
Xing An Lin	51	Class C (2018)	Director
Lin Lin	40	Class C (2018)	Director

Xing An Lin is a Chinese Certified Public Accountant and Certified Tax Agent. He has served as Officer in Pingtan Haixin Tax Accountant Agent Office since December 2005. From January 2000 to November 2005, he served as Project Manager of Fujian Broker Accounting Firm. From November 1991 to December 1999, he served as Project Manager in Pingtan Audit Co., Ltd. From September 1985 to October 1991, he served as Accountant in Pingtan Grain Bureau Commercial Industry Company. Mr. Lin is qualified to serve on the board of directors due to his extensive accounting and regulatory background.

Lin Lin is a Certified Tax Agent. He has served as Director in Pingtan Haixin Tax Accountant Agent Office since November 2004. From December 2005 to October 2010, he served as Project Manager of Pingtan Haixin Tax Accountant Agent Office. From October 1990 to November 2005, he served as Financial Controller in Pingtan Pharmaceutical Company. Mr. Lin is qualified to serve on the board of directors due to his extensive accounting and regulatory background.

Directors Not Standing for Election

The members of the Board of Directors who are continuing and not standing for election at this year’s Annual General Meeting are set forth below. For information concerning Xing An Lin and Lin Lin, see “Information Concerning Director Nominees” above.

Name	Age	Class and Year in Which Term Will Expire	Position
Xinrong Zhuo	50	Class A (2016)	Chief Executive Officer and Chairman of the Board
Zengbiao Zhu	65	Class A (2016)	Director
Lin Bao	53	Class B (2017)	Director

Xinrong Zhuo has served as chairman of our board since the business combination in February 2013. Prior to that he served as the chairman of CDGC’s board and as its chief executive officer from August 2010. Mr. Zhuo has served as director of Fujian Road & Bridge Construction Co., Ltd., an infrastructure construction company, since December 2008, has served as the sole director of Tian Yuan Co., Ltd., a real estate investment company, since September 2007, has served as the chairman and legal representative of Fuzhou Dongxing Longju Real Estate Development Co., Ltd., a real estate development company, since March 2007, has served as the vice general manager of Fujian Huashang Real Estate Development Co., Ltd., a real estate development company, since December 2006, and has served as the supervisor of Fuzhou Haiyiyongyu Import & Export Co., Ltd., a trading company, since June 1995. From November 2005 to December 2008, Mr. Zhuo served as the legal representative and the chairman of Fujian Road & Bridge Construction Co., Ltd. From June 2005 to September 2007, Mr. Zhuo served as vice general manager of Tian Yuan Co. Ltd. From February 2002 to September 2009, Mr. Zhuo served as the legal representative and executive director of Fuzhou Baojie Haiyi Pingtan Fishing Co., Ltd., an aquatic products company. From June 1995 to September 2006, Mr. Zhuo served as the supervisor at Fuzhou Hong Long Ocean Fishing Co., Ltd., a marine fishery. Mr. Zhuo is qualified to serve on the board of directors due to his experience in the real estate development and trading business, as well as his extensive experience in the fishing industry, his legal background and prior executive experience.

Zengbiao Zhu has served as an independent director on our board since the business combination in February 2013. Prior to that he served as a director of CDGC from April 2011. Mr. Zhu has been a member of the National People’s Congress, or NPC, Standing Committee of Fujian Province and a member of the NPC Financial and

Economic Committee of Fujian Province since January 2008. From 2004 to December 2009 he served as the director of the China Insurance Regulatory Commission Fujian Bureau, from 2000 to 2004 he first served as the deputy director and then the director of the China Insurance Regulatory Commission Fujian Bureau Fuzhou Office, and from 1995 to 2000 he served as the president of PBOC Fuzhou sub-branch. Mr. Zhu received his bachelor’s degree in Finance from Xiamen University in 1974. Mr. Zhu is qualified to serve on the board of directors due to his extensive political and regulatory background and contacts in the Fujian region.

Lin Bao has served as a member of the Board since the business combination in February 2013. He has served as the general manager of Fuzhou Hong Long Ocean Fishing Co., Ltd., a marine fishery company since February 2013. From April 1989 to January 1997, he served as the general manager of Fuzhou Tang Cheng Plaza, a hotel affiliated to China Railway Construction Corporation Limited. Mr. Bao is the vice chairman of China Fisheries Association since 2012. Mr. Bao received his Associate degree in Accounting from Beijing Society Correspondence University in 1989. He obtained the Certificate of Highway Engineer in 2006. Mr. Bao is qualified to serve on the Board of Directors due to his background in the fishing industry, as well as his executive experience.

Executive Officers

The following table sets forth certain information with respect to our executive officers who are not also members of our Board of Directors. For information concerning Xinrong Zhuo, see “Directors Not Standing for Election” above.

Name	Age	Position
Roy Yu	32	Chief Financial Officer and Secretary

Roy Yu has served as our chief financial officer since April 2013. Prior to joining the Company, Mr. Yu served as the Chief Financial Officer of Lihua International, Inc. (NASDAQ: LIWA) from October 2008 until November 2012. He also served as a member of the board of directors of Lihua International Inc. from June 24, 2008 until his resignation on December 8, 2008. Between June 2006 and April 2008, Mr. Yu was the Executive Vice President at Fushi Copperweld, Inc. (NASDAQ: FSIN), where his responsibilities included corporate governance and finance. From May 2005 until June 2006, Mr. Yu was the Chief Financial Officer of Songzai International Holding Group, Inc. (OTCBB: SGZH). From October 2004 until May 2005, Mr. Yu was the Vice President at Yinhai Technology and Development Co. Mr. Yu attended London Southbank University from 2001 to 2004, where he holds a degree in accounting and finance.

CORPORATE GOVERNANCE

Director Independence

In accordance with the current listing standards of The NASDAQ Stock Market, our Board, on an annual basis, affirmatively determines the independence of each director or nominee for election as a director. Our Board has determined that three of our current directors, Zengbiao Zhu, Lin Lin, and XingAn Lin, are “independent directors” as defined under the NASDAQ Rules, constituting a majority of independent directors of our Board as required by the corporate governance rules of NASDAQ. In making these determinations, our Board has concluded that none of those members has an employment, business, family or other relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Leadership Structure and Corporate Governance

In accordance with our Amended and Restated Memorandum and Articles of Association, our Board elects our officers, including Chief Executive Officer, Chief Financial Officer and such other officers as our Board may appoint from time to time. In addition, our Board may appoint a Chairman of the Board. Mr. Zhuo has served as our Chairman and Chief Executive Officer since the consummation of our February 2013 business combination, overseeing our day-to-day operations while also leading our Board. The Board believes that the current model is effective for our continued growth in that the combined position of Chief Executive Officer and Chairman maximizes strategic advantages and Mr. Zhuo’s industry expertise. Mr. Zhuo, given his extensive knowledge of China’s fishing industry, coupled with the fact that he has overseen our operations since inception, is the director most familiar with our business and industry, and is best positioned to set and execute strategic priorities. Mr. Zhuo provides a strong link between management and the Board, which promotes clear communication and enhances strategic planning and implementation of corporate strategies. Mr. Zhuo’s leadership, driven by his deep business and industry expertise, enhances the Board’s exercise of its responsibilities. In addition, this model provides enhanced efficiency and effective decision-making and clear accountability.

The Chairman may preside at meetings of our Board. In his absence, any other director or any member of any committee designated by the Board may chair a meeting of the Board or such committee. A director is not required to hold any shares in us by way of qualification. A director may vote with respect to any contract, proposed contract or arrangement in which he is materially interested, provided that the nature of his interest is disclosed by him at or prior to its consideration and any vote by our Board thereon. The directors may exercise all the powers of the company to borrow money and to mortgage or charge its undertaking, property and uncalled capital and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the company or of any third party.

The Company’s corporate governance serves to ensure that members of the Board are independent from management and that the Board adequately performs its function to ensure that the interests of the Board and management are in alignment with the interests of the shareholders. The Board has adopted Corporate Governance Guidelines to promote effective governance of the Company. The Corporate Governance Guidelines are available on our website at www.ptmarine.com under “Investors — Corporate Governance — Governance DOCS.”

On an annual basis, each director and executive officer is required to complete a Director and Officer Questionnaire. Within this questionnaire are requirements for disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material conflict of interest.

Board’s Role in Risk Oversight

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including strategic risks, enterprise risks, financial risks, regulatory risks, and others. Management is responsible for the day-to-day management of risks that the company faces, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management, and is tasked with assuring that the long-term interests of our shareholders are being served. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board believes that establishing the right “tone at the top,” and full and open communication between management and our Board, are essential for effective risk management and oversight. Our Chairman meets regularly with other senior officers to discuss strategy and the risks we face. Senior management is available to address any questions or concerns raised by our Board on risk management-related and any other matters. Our Chairman holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for us.

While our Board is ultimately responsible for risk oversight at our company, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk as further set forth below. Our Board committees report to our Board on significant risks and other matters.

Executive Sessions

The independent members of our Board meet in executive session (without the participation of executive officers or other non-independent directors) at least once a year, after a regularly scheduled Board meeting, and at any other time requested by any independent director. The secretary of the Board is responsible for calling and the independent director who has the most seniority presides over the executive sessions.

Committees and Meeting Attendance

Our Board held two meetings and acted two times by unanimous written consent in connection with matters related to the fiscal year ended December 31, 2014. Our Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The Audit Committee held four meetings during the fiscal year ended

December 31, 2014. The Compensation Committee and the Nominating and Governance Committee each held one meeting during the fiscal year ended December 31, 2014.

During 2014, each member of the Board attended or participated in 90% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served). Our Amended and Restated Memorandum and Articles of Association provide that the Chairman of our Board shall preside at all meetings of our shareholders. Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual General Meetings of Shareholders. All of our then sitting directors participated in the 2014 Annual General Meetings of Shareholders (3 in person and 2 by teleconference phone).

Committee Composition

The following table sets forth the current membership of our Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee conducts its business pursuant to a written charter approved by our Board, copies of which are available on our website at www.ptmarine.com under “Investors — Corporate Governance — Governance Docs.”

Audit Committee	Compensation Committee	Nominating and Governance Committee
XingAn Lin*	Zengbiao Zhu*	Lin Lin*
Zengbiao Zhu	Lin Lin	XingAn Lin
Lin Lin	XingAn Lin	Zengbiao Zhu

____________

*         Chairman of the committee.

Audit Committee. XingAn Lin, Zengbiao Zhu and Lin Lin currently serve on the Audit Committee, which is chaired by XingAn Lin. Our Audit Committee falls within the definition of “audit committee” under Section 3(a)(58)(A) of the Securities Exchange Act of 1934, or the Exchange Act. In addition to meeting The NASDAQ Stock Market’s tests for director independence, directors serving on our Audit Committee must meet two basic criteria set forth in the rules promulgated by the Commission. First, Audit Committee members are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from us or any affiliate of us, other than in the member’s capacity as a member of our Board and any Board committee. Second, a member of our Audit Committee may not be an affiliated person of us or any subsidiary of us, apart from his or her capacity as a member of our Board and any Board committee. Our Board has determined that each member of our Audit Committee meets these independence requirements, in addition to the independence criteria established by The NASDAQ Stock Market. Our Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Our Board has designated Xing An Lin as an “audit committee financial expert,” as defined in Item 407(d) of Regulation S-K. Our Audit Committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and, in accordance with The NASDAQ Stock Market requirements, discusses policies with respect to risk assessment and risk management. Our Audit Committee’s primary duties and responsibilities include:

•         reviewing and discussing our financial statements and financial reports with management and the independent auditor;

•         reviewing the effectiveness and adequacy of our internal control structure and procedures for financial reporting;

•         reviewing management’s assessment of our disclosure controls and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial results and operations;

•         overseeing the appointment, compensation, evaluation of the qualifications and independence of our independent auditors;

•         overseeing our compliance with legal and regulatory requirements;

•         overseeing the adequacy of our internal controls and procedures to promote compliance with accounting standards and applicable laws and regulations;

•         engaging advisors as necessary; and

•         determining the funding from us that is necessary or appropriate to carry out the audit committee’s duties.

Compensation Committee. Messrs. Zengbiao Zhu, XingAn Lin and Lin Lin currently serve on the Compensation Committee, which is currently chaired by Mr. Zhu. Each member of the Compensation Committee is “independent” as that term is defined in the rules of the Commission and within the meaning of such term as defined under the listing standards of The NASDAQ Stock Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Compensation Committee’s responsibilities include:

•         reviewing and advising the Board concerning our overall compensation philosophy, policies and plans, including a review of both regional and industry compensation practices and trends;

•         reviewing and approving corporate and personal performance goals and objectives relevant to the compensation of all executive officers, and make recommendations regarding all executive compensation;

•         recommending establishment and terms of incentive compensation plans and equity compensation plans, and administer such plans;

•         making and approving grants of options and other equity awards to all executive officers and directors under our compensation plans;

•         reviewing and making recommendations to the Board regarding compensation-related matters outside the ordinary course, including but not limited to employment contracts, change-in-control provisions, severance arrangements, and material amendments thereto;

•         reviewing and discussing with management the disclosures in our “Compensation Discussion and Analysis” and any other disclosures regarding executive compensation to be included in the our public filings or shareholder reports; and

•         reviewing and discussing with management the risks associated with our compensation policies.

For more information regarding our compensation programs and processes, see the discussion below under the heading “Compensation Discussion and Analysis.”

Nominating and Governance Committee. Lin Lin, Zengbiao Zhu and XingAn Lin currently serve on the Nominating and Governance Committee, which is chaired by Lin Lin. Each member of the Nominating and Governance Committee is “independent” as that term is defined in the rules of the Commission and within the meaning of such term as defined under the listing standards of The NASDAQ Stock Market.

Our Nominating and Governance Committee makes recommendations to our Board regarding the nomination of candidates to stand for election as members of our Board, evaluates our Board’s performance, and provides oversight of corporate governance and ethical standards. Our Nominating and Governance Committee has the responsibility to develop and review on an ongoing basis the adequacy of, the corporate governance principles applicable to us. Our Nominating and Governance Committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance. For more information regarding our director nomination processes, see the discussion below under the heading “Director Nominations.”

Compensation Committee Interlocks and Insider Participation

XingAn Lin, Zengbiao Zhu and Lin Lin currently serve on the Compensation Committee, which is currently chaired by Mr. Zhu. No member of the Compensation Committee is one of our executive officers, and no member of the Compensation Committee had any relationships requiring disclosure by us under the Commission’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a Compensation Committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as one of our directors or member of the Compensation Committee during 2014.

Director Nominations

As noted above, the Board has determined that each member of the Nominating and Governance Committee (referred to in this section as the “Committee”) is independent as defined under the rules of the Commission and within the meaning of such term as defined under the listing standards of The NASDAQ Stock Market.

The Committee’s process for considering all candidates for election as directors, including shareholder-recommended candidates, is designed to ensure that the Committee fulfills its responsibility to recommend candidates that are properly qualified and are not serving any special interest groups, but rather the best interest of all of the shareholders.

In identifying candidates for membership on the Board, the Committee seeks directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our business. The Committee seeks directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. The Committee also seeks directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. Directors should have varied educational and professional experiences and backgrounds that, collectively, provide meaningful guidance and counsel to management.

We believe that all of our directors meet the foregoing qualifications. While we do not have a formal policy with respect to diversity, as a company, we are committed to creating and sustaining a culture of inclusion and fairness.

If there is a need for a new director because of an open position on the Board or because the Board has determined to increase the total number of directors, the Committee may retain a third-party search firm to locate candidates that meet the needs of the Board at that time. When a search firm is used, the firm typically provides information on a number of candidates for review and discussion by the Committee. If appropriate, the Committee chair and some or all of the members of the Committee may interview potential candidates. If in these circumstances the Committee determines that a potential candidate meets the needs of the Board and possesses the relevant qualifications, the Committee will vote to recommend to the Board the election of the candidate as a director.

The Committee will consider director candidates recommended by shareholders if properly submitted to the Committee. Shareholders wishing to recommend persons for consideration by the Committee as nominees for election to the Board can do so by writing to the Nominating and Governance Committee, c/o Mr. Lin Lin, Pingtan Marine Enterprise Ltd., 18/F, Zhongshan Building A, No. 154 Hudong Road, Fuzhou, P.R.C. 350001. Recommendations must include the proposed nominee’s name, detailed biographical data, work history, qualifications and corporate and charitable affiliations, as well as a written statement from the proposed nominee consenting to be named as a nominee and, if nominated and elected, to serve as a director. The Committee will then consider the candidate and the candidate’s qualifications using the criteria as set forth above. The Committee may discuss with the shareholder making the nomination the reasons for making the nomination and the qualifications of the candidate. The Committee may then interview the candidate and may also use the services of a search firm to provide additional information about the candidate prior to making a recommendation to the Board.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The most recent version is available on the Investor Relations section of our website at www.ptmarine.com. The information contained on our website is not incorporated by reference into this Proxy Statement. If we make any substantive amendments to the code or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means required by applicable law.

Communications by Shareholders with Directors

The Chairman of our Board may receive and distribute to our Board, and arrange for responses to, communications from shareholders. Shareholders may communicate with any and all of our directors by transmitting correspondence by mail, facsimile or email, addressed as follows:

c/o Corporate Secretary
Pingtan Marine Enterprise Ltd.
18/F, Zhongshan Building A
No. 154 Hudong Road
Fuzhou, P.R.C. 350001
Email Address: ryu@ptmarine.net

Our Corporate Secretary maintains a log of such communications and transmits as soon as practicable such communications to the Chairman and the identified director addressee(s), unless there are safety or security concerns that mitigate against further transmission of the communications, as determined by the Corporate Secretary. Our Board or individual directors so addressed are advised of any communication withheld for safety or security reasons as soon as practicable. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must clearly state whether the intended recipients are all members of the Board or just certain specified directors. The Corporate Secretary relays all communications to directors absent safety or security issues.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following section entitled “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors

Zengbiao Zhu
XingAn Lin
Lin Lin

Compensation Discussion and Analysis

Compensation Objectives

We operate in a highly competitive and rapidly changing industry. The key objectives of our executive compensation programs are to:

•         Supervise and review the affairs of the Company as they relate to the compensation and benefits of executive officers and directors of the Company.

•         Perform any other activities consistent with the Company’s Amended and Restated Memorandum and Articles of Association and governing law, as the Committee or the Board deems necessary or appropriate.

Our Compensation Program

In carrying out its objectives, the Compensation Committee of our Board shall review all components of executive and director compensation for consistency with our compensation philosophy and with the interests of our shareholders.

The compensation program is designed to reward each individual named executive officer for his or her contribution to the advancement of our overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting our core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with our interests.

Determining Executive Compensation

Our Compensation Committee generally reviews and approves the compensation program for executive officers annually after the close of each year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past year and the financial and operating plans for the upcoming year in determining the compensation program for the upcoming year.

A named executive officer’s base salary is determined by an assessment of his sustained performance against individual job responsibilities, including, where appropriate, the impact of his performance on our business results, current salary in relation to the salary range designated for the job, experience and mastery, and potential for advancement. Although we do not engage in benchmarking, the Compensation Committee may also consider compensation levels with comparable positions in the industry to evaluate the total compensation decisions that it makes for our officers.

Role of Executive Officers in Determining Executive Compensation

The Compensation Committee determines the compensation for our chief executive officer, which is based on various factors, such as level of responsibility and contributions to our performance. Our chief executive officer recommends the compensation for our executive officers (other than the compensation of the chief executive officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the chief executive officer and determines the compensation of the chief executive officer and the other executive officers.

The Committee shall review on at least an annual basis the scope of responsibilities of the Committee and the Committee’s performance of its duties.

Employment Agreements

We have entered into employment agreements with our senior executive officers, as described below. Copies of these employment agreements are filed with the Securities and Exchange Commission as exhibits to our registration statements, annual reports and other filings under applicable rules. Our Board may adjust base salaries annually to reflect increases in the cost of living, but it has not done so to date. An executive’s base salary may also be increased if the executive’s workload substantially increases as a result of our business expansion. In addition, an executive’s base salary may be correspondingly adjusted if the salaries of all of our other employees are adjusted.

Xinrong Zhuo. We have entered into an employment agreement with Xinrong Zhuo, our chief executive officer for a term of three years. Pursuant to the employment agreement, Mr. Zhuo will receive annual compensation of HKD$312,000, equal to US$40,248. In addition, Mr. Zhuo’s employment agreement provides for an annual bonus based on the executive’s performance and our financial performance. Annual bonuses will be determined by us in our sole discretion and will be approved by our Compensation Committee.

Mr. Zhuo is eligible for participation in any standard employee benefit plan of the Company that currently exists or may be adopted by the Company in the future, but not limited to, any retirement plan, and travel holiday policy.

We may terminate Mr. Zhuo’s employment agreement with cause (as defined in his employment agreement) at any time with one-month written notice. If we dismiss Mr. Zhuo without cause (as defined in his employment agreement), or if he terminates his employment for good reason (as defined in his employment agreement), we will provide Mr. Zhuo with serverance payment in cash in an amount equal to three months of his base salary at the then current rate. Under such circumstance, Mr. Zhuo agrees not to make any further claims for compensation for loss of office, accrued remuneration, fees, wroungful dismissal or any other claim whatsoever against the Company or its subsidiaries or the respective officers or employees of any of them. If Mr. Zhuo terminates his employment other than for good reason, he may resign upon three-month prior written notice to the Company.

Our employment agreement with Mr. Zhuo provides for the protection of confidential information and contains non-competition and non-solicitation provisions applicable for a term of two years following the termination of his employment.

Yang Yu. We entered into an employment agreement with Yang (Roy) Yu, our CFO, effective April 18, 2013. Pursuant to that agreement, Mr. Yu received annual compensation equal to US$240,000. During the course of Mr. Yu’s employment, the Company shall reimburse back to his any reasonable and necessary fees (travel expenses, accommodation expenses, hospitality expenses and other actual expenses) incurred by him during the fulfillment of his duties under the Agreement upon the production of relevant receipts and/or valid documentation of expenditure.

Mr. Yu’s employment can be terminated two month’s advance written notice by either party. During the term of his employment, Mr. Yu may not engage in any other employment or business without the prior written consent of the Company or engage in any business which is in competition with the business of the Company.

Summary Compensation of Named Executive Officers

Pursuant to the terms of the employment agreements that Messrs. Zhuo and Yu have with us, both executives are compensated by us for services provided to us and our subsidiaries.

The following table sets forth information concerning cash and non-cash compensation paid to our named executive officers for 2014, 2013 and 2012, respectively.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All other compensation	Total
Xinrong Zhuo Chief Executive Officer	2014	$40,230	—	—	—	—	$40,230
	2013	$40,224	—	—	—	—	$40,224
	2012	$40,229	—	—	—	—	$40,229

Roy Yu Chief Financial Officer(1)	2014	$240,000	$20,000	—	—	—	$260,000
	2013	$150,000	—	—	—	—	$150,000
	2012	—	—	—	—	—	—

____________

(1)      Mr. Yu was appointed Chief Financial Officer of the Company in April 2013.

Outstanding Equity Awards at 2014 Fiscal Year End

As of December 31, 2014, there were no outstanding equity awards for our named executive officers.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our Compensation Committee. Although we do not have a formal broad based bonus plan, we may award bonuses on case-by-case basis depending on the terms of specific of employment agreements and other arrangements based on our financial performance as well as the executive’s performance which are determined by the Board in its sole discretion. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Compensation Committee.

As of the date of this Proxy Statement, we have no compensatory plan or arrangement with respect to any officer that results or will result in the payment of compensation in any form from the resignation, retirement or any other termination of employment of such officer’s employment with our company, from a change in control of our company or a change in such officer’s responsibilities following a change in control where the value of such compensation exceeds $60,000 per executive officer.

Director Compensation

The following table sets forth a summary of our non-employee directors’ compensation for fiscal year 2013. Except for Mr. Bin Lin, who resigned from our Board effective February 1, 2014, we did not pay compensation to any non-employee director during 2014.

Director Compensation — Fiscal Year 2014

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Bin Lin(1)	$5,932	__	$5,932

____________

(1)      Mr. Lin’s compensation was different from other Board members because he was also Senior Vice President of the Company. Mr. Lin resigned from the Board in January 2014 and currently none of the non-employee directors receive any compensation from the Company.

Our non-employee directors did not hold any outstanding option awards as of December 31, 2014.

We do not pay our directors in connection with attending individual Board meetings, but we reimburse our directors for expenses incurred in connection with such meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have established procedures for identifying related parties and related party transactions, and for ensuring that any changes in the status of related parties are brought to the attention of the Board and management in a timely manner. For transactions with related parties in the ordinary course of business, such as customer sales, supply purchases, subcontracting or consulting services, we apply the same review and approval process as we would in the context of other commercial agreements. All such transactions with related parties are summarized and provided to our Audit Committee for review. For transactions with related parties outside the ordinary course of business, such as significant capital expenditures, capital raising activities and mergers and acquisitions, the transactions must be approved by our Audit Committee. The following is a summary of the related party transactions in which we engaged during the year ended December 31, 2014.

In June 2013, we purchased of 46 fishing trawlers from with Fuzhou Honglong Ocean Fishery Co., Ltd. (“Hong Long”), a company owned by Mr. Zhuo, our Chairman of the Board and the Chief Executive Officer, for a total consideration of $410.1 million. We financed the transaction through i) $200.0 million cash generated from operating activities; ii) the relief of $54.9 million outstanding amount of related party debt to be repaid by Fuzhou Honglong Ocean Fishery Co; and iii) an amount of $155.2 million in accordance with the terms of a promissory note issued by us to Hong Long. The total transaction value equals the fair market value of such fishing vessels as determined by management, based on third-party appraisal reports prepared by BMI Appraisals Limited. The transaction is subject to the receipt of government approvals; however we began operating the vessels in the third quarter of 2013 and since then we have been entitled to the net profits from their operation.

In December 2013, we have completed the sale of our subsidiary China Dredging Group (“CDGC”) to Hong Long. In July 2013, we received an offer from Mr. Zhuo to acquire the business and operating assets of our wholly-owned dredging subsidiary, CDGC and its PRC operating subsidiaries in exchange for (i) offset of our current $155.2 million 4% promissory note due to Hong Long matures on June 19, 2015; (ii) the assignment of the 25-year exclusive operating license rights for 20 new fishing vessels to us, with a fair market value of $216.1 million; (iii) offset of PME’s current accounts due to CDGC with amount $172.5 million. The value of the operating license rights of $216.1 million will be amortized over the license term of 25 years. These 20 fishing vessels received subsidies from China’s central government budget in 2012, and a recent notification from the government prohibits the sale or transfer of ownership for a period of 10 years for fishing vessels that have received such subsidies. The Board, excluding Mr. Zhuo and our Senior Officer, Mr. Bin Lin, retained an independent financial advisor to provide a fairness opinion on the transaction proposed by Mr. Zhuo. Subsequent to the receipt of the fairness opinion from our independent financial advisor on October 28, 2013, the Board would evaluate potential alternative proposals received during a 30 day period. After receiving no alternative proposals, on December 3, 2013, the Board, excluding Mr. Zhuo and Mr. Lin, approved moving forward with the transaction and executed and closed the transaction on December 4, 2013. The total consideration of the transaction was approximately $543.8 million with a gain on sale of $134.7 million which was recorded as an adjustment to our equity as it was sold to a related party under common control.

A large portion of our transportation operations and fuel purchases are conducted by three of our related parties, Haifeng Dafu Enterprise Company Limited, Hai Yi Shipping Limited and Hong Fa Shipping Limited, which are all ultimately controlled by Xinrong Zhuo. Approximately $48.1 million was paid to these three companies for their services during 2014.

A large portion of our operations are conducted from a base owned by our related party PT. Avona Mina Lestari, or Avona, which is controlled by family members of Xinrong Zhuo. We contract with Avona for the right to use the base. Avona also handles certain agency services, including customs applications and fees for the Company. Approximately $4.8 million was paid to Avona during 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our capital stock as of November 5, 2015 by:

•         each shareholder or group of affiliated shareholders, who owns more than 5% of our outstanding capital stock;

•         each of our named executive officers;

•         each of our directors; and

•         all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 79,055,053 our ordinary shares outstanding as of November 5, 2015.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Ordinary shares subject to options and warrants currently exercisable or exercisable within 60 days of November 5, 2015 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of November 5, 2015 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all of our ordinary shares shown as beneficially owned by them.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders below is c/o Pingtan Marine Enterprise Ltd., 18/F, Zhongshan Building A, No. 154 Hudong Road, Fuzhou, P.R.C. 350001.

Name and Address of Beneficial Owner	Ordinary Shares Beneficially Owned	Percent of Ordinary Shares Outstanding
Directors and Named Executive Officers:
Xinrong Zhuo(1)	44,398,868	56.2%
Lin Lin	—	—
Lin Bao	—	—
XingAn Lin	—	—
Zengbiao Zhu	—	—
Roy Yu	—	—
All Officers and Directors as a Group (total of 6 persons)	44,398,868	56.2%

____________

(1)      Represents 15,780,000 shares held by Heroic Treasure Limited, of which Mr. Zhuo is the controlling shareholder, and 28,079,868 shares held by Mars Harvest Co., Ltd., of which Mr. Zhuo is the sole shareholder and 539,000 shares held by Mr. Zhuo directly.

Change in Control

We are not aware of any arrangements including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the registrant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements were timely as of the date of this report.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2016

Shareholder proposals which are intended to be presented by such shareholders at our 2016 annual general meeting of shareholders must be received by the our Corporate Secretary at our principal executive offices no later than 120 calendar days in advance of the one year anniversary of the date our proxy statement was released to shareholders in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. Under the rules of the SEC, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the 2016 Annual General Meeting of Shareholders must submit such proposals to Pingtan Marine Enterprise Ltd. by July 13, 2016.

Additionally, under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement or a reasonable time before we send our proxy materials for such meeting if the date of the meeting has changed by more than 30 days from the prior year, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such annual general meeting of shareholders, without any discussion of the matter in the proxy statement. Accordingly, in the case of the Company’s 2016 Annual General Meeting of Shareholders, the Company will be entitled to exercise discretionary authority when voting on any shareholder proposal received after September 26, 2016. We were not notified of any shareholder proposals to be addressed at this Annual General Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual General Meeting.

OTHER MATTERS

Our Board knows of no other matters to be submitted to the Annual General Meeting. If any other matters properly come before the Annual General Meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies and intermediaries.

This year, a number of brokers, banks and nominees with account holders who are our shareholders may be householding our proxy materials. In such circumstances, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received by the broker, bank or nominee from one or more of the affected shareholders. We have not initiated householding with respect to the small number of our record holders, because such householding would increase our costs. If, at any time, you would like to receive a separate copy of our proxy statement and annual report, we will promptly send you an additional copy upon written or oral request directed to our Secretary c/o Corporate Secretary, Pingtan Marine Enterprise Ltd., 18/F, Zhongshan Building A No. 154 Hudong Road, Fuzhou, P.R.C. 350001, +86 591-8727-1266. If you are a beneficial owner, you can request additional copies of the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2014. If your shares are held in “street name,” you can request a change in your householding status by notifying your broker, bank or nominee. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact our Secretary at the address listed above.

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Compensation Committee Report” and “Audit Committee Report” (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless specifically provided otherwise in such filing.

The final results of the balloting at the Annual General Meeting will appear in our Current Report on Form 8-K within four business days of the annual general meeting.

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

PINGTAN MARINE ENTERPRISE LTD.

November 20, 2015

GO GREEN

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NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement, proxy card and Annual Report on Form 10-K for the 2014 fiscal year are available at http://www.astproxyportal.com/ast/17096

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000330300000000000 8 112015

THE BOARD RECOMMENDS THAT YOU VOTE FOR ITEMS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the nominees listed below to hold office until the 2018 Annual General Meeting of Shareholders and until his successor is elected and qualified:

	FOR	AGAINST	ABSTAIN
Nominee: Xing An Lin	☐	☐	☐
Nominee: Lin Lin	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR Item 1 and FOR Item 2.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PINGTAN MARINE ENTERPRISE LTD.

Proxy Solicited by the Board of Directors
for the Annual General Meeting of Shareholders
to be Held November 20, 2015

The undersigned hereby appoints Xinrong Zhuo and Roy Yu or any one of them with full power of substitution, proxies to vote at the Annual General Meeting of Shareholders of Pingtan Marine Enterprise Ltd. (hereinafter referred to as the "Company") to be held on Friday, November 20, 2015 at the Company's headquarter located at 18/F, Zhongshan Building A No. 154 Hudong Road Fuzhou, PRC, 350001, at 10:00 AM local time, and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all ordinary shares of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

(Continued and to be signed on the reverse side.)

1.1 14475